77Q1(a)


Articles of Amendment of American Century
Quantitative Equity Funds, Inc., dated September
26, 2016 (filed electronically as Exhibit a30 to Post-
Effective Amendment No. 86 to the Registration
Statement of the Registrant filed on October 28, 2016, File No. 33-19589 and incorporated herein by reference).